Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
In 2024, equity awards to our executive officers were granted under our 2020 Long Term Incentive Plan. Except in limited circumstances such as new executive hires, promotions, or retention-related considerations, we typically grant equity awards to employees once per year in January. The timing of these grants is consistent from year to year.
We do not currently grant stock options or similar instruments. As a result, we do not maintain any policies or practices with respect to the timing of awards of stock options or similar instruments in relation to the public disclosure of material non-public information by the Corporation. If the Corporation were to grant such awards in the future, the Board of Directors and the Compensation Committee would evaluate the appropriate steps to take in connection with such grants.
Award Timing Method	Except in limited circumstances such as new executive hires, promotions, or retention-related considerations, we typically grant equity awards to employees once per year in January. The timing of these grants is consistent from year to year.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	We do not currently grant stock options or similar instruments. As a result, we do not maintain any policies or practices with respect to the timing of awards of stock options or similar instruments in relation to the public disclosure of material non-public information by the Corporation. If the Corporation were to grant such awards in the future, the Board of Directors and the Compensation Committee would evaluate the appropriate steps to take in connection with such grants.
MNPI Disclosure Timed for Compensation Value	false